UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2011

UNITED RENTALS, INC. UNITED RENTALS (NORTH AMERICA), INC.

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-14387 001-13663	06-1522496 06-1493538
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Greenwich Office Park Greenwich, Connecticut 06831

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (203) 622-3131

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreements.

Amendment No. 1 to Amended and Restated Credit Agreement

Effective as of December 29, 2011, United Rentals, Inc. (“Holdings”), United Rentals (North America), Inc. (the “Company”), United Rentals of Canada, Inc. (the “Canadian Borrower”), United Rentals Financing Limited Partnership (the “Specified Loan Borrower”) and certain other subsidiaries of Holdings (together, the “URI Entities”) entered into an amendment (the “ABL Amendment”) to their senior secured asset-based loan facility (the “ABL Facility”) which is governed by an Amended and Restated Credit Agreement, dated as of October 14, 2011 (the “Credit Agreement”), among the URI Entities, Bank of America, N.A., as the agent, and the other financial institutions party thereto from time to time.

The ABL Amendment was executed primarily to permit the Company to merge with and into a newly formed wholly owned subsidiary of Holdings (“New URNA”) with New URNA continuing as the surviving corporation pursuant to an Agreement and Plan of Merger, dated as of December 15, 2011 (the “Merger Agreement”), by and between Holdings and RSC Holdings Inc. (“RSC”) and for other purposes.

The ABL Amendment modifies the covenant in the Credit Agreement that requires the Company to be the surviving person in any merger, consolidation or amalgamation involving the Company to permit New URNA to be the surviving person in the merger described above. Similar modifications were made to permit New URNA to be the surviving person in the merger without triggering a “Change of Control” as defined in the Credit Agreement. The ABL Amendment also extends from 30 to 60 days the period of time in which the Company must cause subsidiaries of RSC acquired in the merger to become guarantors under the ABL Facility and to grant security over certain assets acquired in connection with the merger.

The ABL Amendment also includes modifications relating to New URNA’s assumption of certain outstanding indebtedness of RSC in connection with the merger, terms relating to the issuance of secured and unsecured notes in connection with the merger, and certain other conforming changes and technical corrections to the Credit Agreement.

The foregoing description of the ABL Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the ABL Amendment, which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 8.01. Other Events

Effective December 23, 2011, United Rentals Receivables LLC II (the “SPV”) entered into an assignment and acceptance and amendment agreement (the “Assignment and Acceptance”) with Credit Agricole Corporate and Investment Bank (“Credit Agricole”), The Bank of Nova Scotia (“Scotia”), PNC Bank National Association (“PNC”), Atlantic Asset Securitization LLC (“Atlantic”), Liberty Street Funding LLC (“Liberty Street”) and Market Street Funding LLC (“Market Street”) relating to the Second Amended and Restated Receivables Purchase Agreement, dated as of September 28, 2011 (the “Receivables Purchase Agreement”), between the SPV, as Seller, the Company, as Collection Agent, Atlantic and Liberty Street, as Purchasers, Credit Agricole, as a bank, as purchaser agent for Atlantic and as administrative agent, and Scotia, as a bank and as purchase agent for Liberty Street. Under the terms of the Assignment and Acceptance, Credit Agricole and Atlantic assigned a portion of their respective rights and obligations under the Receivables Purchase Agreement to PNC and Market Street, respectively. As a result, PNC committed $100,000,000 to the facility and Credit Agricole’s commitments under the Receivables Purchase Agreement were reduced to $50,000,000. The Assignment and Acceptance did not modify the Receivables Purchase Agreement other than as required to reflect the accession of PNC and Market Street.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This document relates to a proposed transaction between United Rentals and RSC Holdings, which will become the subject of a registration statement and joint proxy statement/prospectus forming a part thereof to be filed with the SEC by United Rentals. This document is not a substitute for the registration statement and joint proxy statement/prospectus that United Rentals will file with the SEC or any other documents that they may file with the SEC or send to shareholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

You will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about United Rentals and RSC Holdings, at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, in the Investor Relations portion of the United Rentals website at http:// http://www.ur.com/investor under the heading “Investors” and then under “SEC Filings.” Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, free of charge, by directing a request to Investor Relations at 203-618-7318.

Participants in Solicitation

United Rentals, RSC Holdings and their respective directors and executive officers and certain members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of United Rentals and RSC Holdings in connection with the proposed transaction. Information about the directors and executive officers of United Rentals and their ownership of United Rentals common stock is set forth in the proxy statement for the United Rentals 2011 annual meeting of stockholders, as filed with the SEC on Schedule 14A on March 31, 2011. Information about the directors and executive officers of RSC Holdings and their ownership of RSC Holdings common stock is set forth in the proxy statement for the RSC Holdings’ 2011 annual meeting of stockholders, as filed with the SEC on Schedule 14A on March 16, 2011. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are furnished as part of this report:

Exhibit No.	Description

10.1	Amendment No. 1 to Amended and Restated Credit Agreement, dated as of December 16, 2011, to that certain Amended and Restated Credit Agreement, dated as of October 14, 2011, by and among United Rentals, Inc., United Rentals (North America), Inc., certain subsidiaries of United Rentals, Inc. and United Rentals (North America), Inc., United Rentals of Canada, Inc., United Rentals Financing Limited Partnership, the financial institutions party thereto from time to time (the “Lenders”), Bank of America N.A., as agent for the Lenders, and the other parties thereto.

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 1 to Amended and Restated Credit Agreement, dated as of December 16, 2011, to that certain Amended and Restated Credit Agreement, dated as of October 14, 2011, by and among United Rentals, Inc., United Rentals (North America), Inc., certain subsidiaries of United Rentals, Inc. and United Rentals (North America), Inc., United Rentals of Canada, Inc., United Rentals Financing Limited Partnership, the financial institutions party thereto from time to time (the “Lenders”), Bank of America N.A., as agent for the Lenders, and the other parties thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 29, 2011

UNITED RENTALS, INC.

By:	/s/ Jonathan M. Gottsegen
Name: Jonathan M. Gottsegen
Title: Senior Vice President, General Counsel and Corporate Secretary

UNITED RENTALS (NORTH AMERICA), INC.

By:	/s/ Jonathan M. Gottsegen
Name: Jonathan M. Gottsegen
Title: Senior Vice President, General Counsel and Corporate Secretary

[Signature Page to 8-K]